EXHIBIT 99.1

Wendy's
HAMBURGERS
Arby's

WENDY'S ARBY'S GROUP

SERVING FRESH IDEAS DAILY.

Third Quarter 2009
Earnings Call
November 5, 2009

Wendy's
HAMBURGERS
Arby's

WENDY'S ARBY'S GROUP

SERVING FRESH IDEAS DAILY.

Opening Comments
John Barker
SVP and Chief Communications Officer

■ Third Quarter Highlights - Roland Smith
 − Business overview
 − Third quarter financial highlights
 − Key profit drivers
■ Financial Results - Steve Hare
 − Consolidated financial overview
 − Brand operating results
 − Dividend and stock repurchase program
■ Brand Updates, Growth Opportunities and Outlook -
 Roland Smith
■ Q&A
Today’s earnings release and financial statements are available on the
Investor Relations section of our website at www.wendysarbys.com.
Agenda

Wendy’s/Arby’s Group Reported Today:
■ Third Quarter and YTD Results
 − Q3 2009 and YTD are not comparable to 2008 due to the merger
■ Balance Sheet Highlights
■ Adjusted EBITDA Compared to Pro-Forma Adjusted
 EBITDA
■ Selected Financial Highlights for Each Brand
■ Form 10-Q
Third Quarter 2009

Forward-Looking Statements and
Regulation G
This presentation, and certain information that management may discuss in connection with this presentation, may contain statements that are not historical facts, including, importantly, information concerning possible or assumed future results of our operations.
Those statements constitute “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995 (the “Reform Act”). For all our forward-
looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements.
Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our most recent earnings press release and in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk
Factors” sections of our most recent Form 10-K and subsequent Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as earnings before interest, taxes, depreciation and amortization, or EBITDA.
Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measure are in the Appendix to this presentation, and are included in the earnings release and posted on the Investor Relations section of our website.

Wendy's
HAMBURGERS
Arby's

WENDY'S
ARBY'S
GROUP

SERVING FRESH IDEAS DAILY.

Third Quarter 2009 Highlights
Roland Smith
President & Chief Executive Officer

■ Wendy’s/Arby’s Group: 3rd Largest QSR Company in the U.S.
■ Solid Earnings Growth in a Challenging Market
■ Margin Improvement at Wendy’s
 − Ahead of plan to generate $100 million in incremental annual EBITDA by improving Wendy’s restaurant margins by 500 basis points by end of 2011
■ Cost Savings through Wendy’s/Arby’s Integration
 − Ahead of plan to achieve G&A savings goal of $60 million on an annualized basis by end of 2011 and beginning to work on additional cost saving opportunities
■ Significant Product Innovation
 − Introduced new premium products - Arby’s Roastburger™ and Wendy’s
 Boneless Wings and Bacon Deluxe Cheeseburger
■ Implementing Improved Value Strategies at Each Brand
■ Revitalizing the Wendy’s Brand with New Advertising Campaign
■ Signed Agreement to form Wendy’s Purchasing Co-op
■ Strong Cash Flow and Financial Flexibility
First Year Accomplishments

■ Adjusted EBITDA Grew 9.1% to $124.4 million*
■ Strong Performance at Wendy’s
 − Positive systemwide same-store sales, excluding breakfast removal
 − 400 basis points improvement in company-operated margin
■ Sales and Margins Declined at Arby’s
 − Launched 1st Phase of Arby’s Everyday Value Platform in October
*See Appendix.
Third Quarter Business Overview

Wendy’s Third Quarter Results
North America Same-Store Sales
■ Third Quarter Same-Store Sales, Excluding the Impact of
 Breakfast, were Positive
Company excl
breakfast
Franchise

Wendy’s Third Quarter Results
Restaurant Margin
■ Q3 2009 Company-Operated Restaurant Margin was +400 bps
 vs. Year Ago
Q3 2008
Q3 2009

Arby’s Third Quarter Results
North America Same-Store Sales
■ Same-store Sales Impacted by Significant Competitor
 Discounting
■ Margins Decreased Driven Primarily Due to Significant
 Deleveraging
Restaurant Margin
Q3 2009
Q3 2008
12.1%
16.6%
-6.5%
-10.2%
Company
Franchise
Q3 2009

■ Delivered 400 bps Improvement in Q3 and +300 bps YTD
■ Expect to Exceed +250 bps for the Full-Year 2009
■ Remain Confident in Our Ability to Achieve +500 bps by 2011
Original Margin Improvement Targets by Year
150-170 bps
2008 2009 2010 2011 2011
 Target Target Target Target
11.7%
16.7%
160-180 bps
160-180 bps
Wendy’s Restaurant Margin

2008
2009
2010
2011
$60 million Target
Additional
Savings
■ Ahead of Schedule to Achieve Cost Savings Goal of
 $60 Million through Synergies and Efficiencies
■ Key Projects Under Way
 − Shared Services Center in place
 − Completing IT rationalization projects
 − Signed agreement to form Wendy’s purchasing co-op
■ Working on Additional Cost Saving Opportunities
G&A Synergies and Efficiencies

Wendy's
HAMBURGERS
Arby's

WENDY'S
ARBY'S
GROUP

SERVING FRESH IDEAS DAILY.

Financial Overview

Steve Hare
Chief Financial Officer

($ in Millions, except per share amounts)

	Q3 2009	Impact of Special Expense Items	
Revenues	$ 903.2		
Costs and expenses:			
Cost of sales	684.1		
General and administrative	97.9	$ (3.3)	Integration costs
Depreciation and amortization	47.0		
Impairment of long-lived assets	15.5	(15.5)	Impairment
Facilities relocation and corporate	1.7	(1.7)	Integration costs
Other operating expense, net	0.1		
	846.4	(20.6)	
Operating profit	56.8		
Interest expense	(36.5)		
Investment income, net	0.7		
Other income, net	1.3		
Income before income taxes	22.4	(20.5)	
(Provision for) income taxes	(8.2)	7.8	
Income from continuing operations	$ 14.3	$ (12.8)	
Basic and diluted income per share	$ 0.03	$ (0.03)

Q3 Consolidated Operating Results

($ in Millions)	Q3 2009	Pro-Forma Q3 2008
EBITDA	$ 119.4	$ 44.2
Plus:		
Facilities relocation and corporate restructuring	1.7	0.7
Integration costs in G&A	3.3	-
Wendy's special committee charges	-	69.0
Adjusted EBITDA	$ 124.4	$ 114.0
Adjusted EBITDA % Growth	9.1%

*See Appendix.
Q3 EBITDA and Adjusted EBITDA*

($ in Millions)

		Sept. 27, 2009 YTD
Cash from operations	$	251.3
Capital expenditures		65.3
Net cash from operations		186.0
Sales of investments and other dispositions - net		48.4
Financing proceeds - net[(1)]		366.4
Stock buybacks and dividends		(46.3)
Increase in cash		554.5
Beginning cash		90.1
Ending cash at September 27, 2009	$	644.6

(1) Includes $1.1 million of net cash from exchange rate changes and discontinued operations
Cash Flow - 2009 YTD

($ in Millions)

	Sept. 27, 2009	Dec. 28, 2008
Total Debt	$ 1,508.9	$ 1,081.2
Cash and Cash Equivalents	644.6	90.1
Net Debt	$ 864.2	$ 991.1
Total Debt / EBITDA*	3.9x	
Net Debt / EBITDA*	2.2x

* Represents trailing twelve month pro-forma adjusted EBITDA
Debt Capitalization

($ in Millions)

	Q3 2009	Pro-Forma Q3 2008*
Operating Results:		
Net Sales	$ 537	$ 548
Royalty & Franchise Revenues	77	77
Total Revenue	$ 614	$ 625
N. America System SSS	(0.1)%	0.0%
Restaurant Margin	16.5%	12.5%
Restaurant Count:		
Company-Owned	1,395	1,402
Franchised	5,213	5,223
Total	6,608	6,625

*See Appendix
Q3 Wendy’s Brand Operating Results

($ in Millions)

	Q3 2009	Q3 2008
Operating Results:		
Net Sales	$ 269	$ 288
Royalty & Franchise Revenues	21	23
Total Revenue	$ 290	$ 310
N. America System SSS	(9.0)%	(5.1)%
Restaurant Margin	12.1%	16.6%
Restaurant Count:		
Company-Owned	1,165	1,173
Franchised	2,574	2,562
Total	3,739	3,735

Q3 Arby’s Brand Operating Results

■ Will Manage Food and Related Product Purchases and
 Distribution Services
■ Offers Cost Savings Opportunities While Maintaining the
 Quality of the Wendy’s Brand
■ Company Committed $15.5 Million for Initial Startup
 − Expensed in the fourth quarter
 − Paid over the next 18 months
■ Operating Costs Of QSCC will be Paid by All Members
 Including Franchisees after an Initial Startup Period
■ Longer-term Opportunity to Leverage QSCC and Arby’s Co-op
 Combined Volume in Non-Brand Specific Purchases
Wendy’s New Purchasing Co-op
Quality Supply Chain Co-op (QSCC)

■ Board Amended Stock Repurchase Program and Increased
 Authorization to $100 million
 − Company purchased $49 million of common stock as of October
 26, 2009; 10.3 million shares for approximately $4.77 per share
 − Authorization will remain in effect through January 2, 2011
 − Company will repurchase additional shares as market
 conditions warrant
■ Quarterly Dividend
 − $0.015 per share
 − Payable on December 15, 2009 to stockholders of record as of
 December 1, 2009
Recent Board Actions

Wendy's
Arby's

WENDY'S ARBY'S GROUP

SERVING FRESH IDEAS DAILY.

Brand Updates, Growth
Opportunities and Outlook
Roland Smith
President & Chief Executive Officer

WENDY'S ARBY'S GROUP

Wendy's
You know when it's real.

■ Unveiled New Advertising Campaign in October
 − “You Know When It’s Real™”
 − Reinforces Wendy’s quality brand positioning
Re-Energizing the Wendy’s Brand

WENDY'S ARBY'S GROUP

New Bacon Deluxe

Baconator®

■ Launched New Bacon Deluxe Cheeseburger in October
■ Full Pipeline of New Products in Various Test Phases
Re-Energizing the Wendy’s Brand

WENDY'S ARBY'S GROUP

NEW
ARBY'S $5.01 COMBOS.
WORTH EVERY PENNY.

$1
EVERYDAY DEALS
JR. ROAST BEEF
VALUE SHAKE
2 CHOCOLATE CHUNK COOKIES
JR. CHICKEN SANDWICH
VALUE DRINK
APPLE OR CHERRY TURNOVER
JR. HAM & CHEDDAR
VALUE FRIES
Arby's

■ Launched 1st Phase of Everyday Value Strategy
 – $5.01 Combos: One of 5 full-sized sandwiches + fries & drink
■ 2nd Phase will Feature Expansion of $1 Menu
Arby’s: Balancing Premium and Value

■ Announced New SVP of International, Andy Skehan
■ Wendy’s and Arby’s are Under-Penetrated in International
 Markets
■ Potential for 8,000 Restaurants Outside of North America
■ 1st International Dual-branded Restaurant Expected to
 Open in Dubai in Early 2010
*Artist rendering (not actual restaurant)
International Growth

■ 2009 Financial Outlook
■ 10% Growth in 2009 Year-to-Date Adjusted EBITDA*
■ Strong Performance at Wendy’s
■ Implementing Everyday Value Strategy at Arby’s
■ Key Profit Drivers Ahead of Plan
■ Strong Free Cash Flow
■ Growth Opportunities in International
■ Average Annual Adjusted EBITDA Growth in the Mid-Teens
 through 2011
*See Appendix.
Summary

www.wendysarbys.com
Q&A

Appendix

Wendy's/Arby's Group, Inc. and Subsidiaries
Calculation of EBITDA and a Reconciliation of EBITDA to
Income (Loss) from Continuing Operation Compared to Pro-forma[1] 2008 Results

(In Thousands) **(Unaudited)**	**Third Quarter**		**Nine Months**	
	2009	**Pro-Forma 2008**	**2009**	**Pro-Forma 2008**
EBITDA	$ 119,370	$ 44,245	$ 301,740	$ 204,960
Depreciation and amortization	(47,020)	(46,225)	(143,369)	(140,584)
Impairment of long-lived assets	(15,528)	(15,445)	(31,108)	(17,010)
Operating profit (loss)	56,822	(17,425)	127,263	47,366
Interest expense	(36,457)	(24,974)	(89,671)	(74,423)
Investment income (expense), net	737	8,825	(3,850)	9,311
Other than temporary losses on investments	-	(8,100)	(3,916)	(79,686)
Other income (expense), net	1,319	(2,567)	303	(6,043)
Income (loss) from continuing operations before income taxes	22,421	(44,241)	30,129	(103,475)
(Provision for) benefit from income taxes	(8,155)	888	(11,895)	7,458
Income (loss) from continuing operations	$ 14,266	$ (43,353)	$ 18,234	$ (96,107)

[1]**Additional Information Online**
The Company's quarterly pro-forma data for 2008 is available on the Company's website at www.wendysarbys.com, or by clicking here. The unaudited pro-forma financial information is based upon the historical consolidated financial statements of Wendy's/Arby's Group, Inc. (formerly Triarc Companies, Inc.) and Wendy's International, Inc. and have been prepared to illustrate the effect of the merger in which Wendy's became a wholly owned subsidiary of Wendy's/Arby's Group. The pro-forma results of operations are prepared on an "as if" basis assuming the merger with Wendy's occurred at the beginning of 2008 and includes the effect of the final purchase price allocation as of September 27, 2009.

Reconciliation of EBITDA to Adjusted EBITDA

(In Thousands) (Unaudited)	Third Quarter 2009	Third Quarter Pro-Forma 2008	Nine Months 2009	Nine Months Pro-Forma 2008
EBITDA	$ 119,370	$ 44,245	$ 301,740	$ 204,960
Plus:				
Facilities relocation and corporate restructuring	1,725	747	8,899	3,334
Integration costs in general and administrative	3,292	-	11,210	-
Special committee charges	-	69,008	-	84,231
Adjusted EBITDA	$ 124,387	$ 114,000	$ 321,849	$ 292,525
Adjusted EBITDA Growth %	9.1%		10.0%	

[1] **Additional Information Online**

The Company's quarterly pro-forma data for 2008 is available on the Company's website at www.wendysarbys.com, or by clicking here. The unaudited pro-forma financial information is based upon the historical consolidated financial statements of Wendy's/Arby's Group, Inc. (formerly Triarc Companies, Inc.) and Wendy's International, Inc. and have been prepared to illustrate the effect of the merger in which Wendy's became a wholly owned subsidiary of Wendy's/Arby's Group. The pro-forma results of operations are prepared on an "as if" basis assuming the merger with Wendy's occurred at the beginning of 2008 and includes the effect of the final purchase price allocation as of September 27, 2009.